May  5,  2003
The  Director  of
529473  BC  Ltd.
8412  Armstrong  Road  Langley,  BC

Attention:     Rene Branconnier

Dear Sir:

Re: Termination of the License Agreements dated September 21, 2000

We provide this binding letter (the "Letter of Agreement") to confirm our agreement to terminate all License and research agreements between 529473 BC Ltd. (Formerly, Thermo Enzyme Products Inc.) and Duro Enzyme Solutions Inc. (both the BC Company and the Nevada Company). (the "Transaction"). We confirm that this letter of Agreement has been prepared to set out the terms and conditions of the Transaction. We also confirm this Letter of Agreement is binding on all parties.

      1. DEFINITIONS. For the purpose of this Letter of Agreement the following terms shall be defined as follows:

      (a)   "DESI-BC"  means  Duro  Enzyme  Solutions  Inc.  (a  BC  Company);

      (b)   "DESI-US"  means  Duro  Enzyme  Solutions  Inc.  (A Nevada Company);

      (c)   "DEPI"  means  Duro  Enzyme  Products  Inc.;

      (d)   "529473"  means  529473  BC  Ltd.;

      (e) "Regulatory Authorities" means the relevant regulatory authorities applicable to DESI, DEPI and, Bruden, respectively and "applicable securities laws" means the securities laws of the Regulatory Authorities, as applicable.

      2. REPRESENTATIONS BY 529473. This Letter of Agreement is based upon the following representations and warranties made by us:

      (a) 529473 is duly incorporated as a private company, validly exists and is in good standing with respect to all filings required under the Laws of BC; and

      (b) 529473 has good and sufficient right and authority to enter into and complete the transactions contemplated by this Letter of Agreement on the terms and conditions set forth herein.


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      3.    REPRESENTATIONS  BY  DESI-BC,  DESI-US  AND  DEPI.  This  Letter  of
            Agreement is based upon the following representations and warranties made by You:

      (a) DESI-BC is duly incorporated as a private company, validly exists and is in good standing with respect to all filings required under the Laws of Canada.

      (b) DESI-US is duly incorporated as a private company, validly exists and is in good standing with respect to all filings required under the Laws of Nevada.

      (c) DEPI is duly incorporated as a Public Company, validly exists and is in good standing with respect to all filings required under the Laws of Nevada and its shares are posted for trading pursuant to the OTC BB facilities of the NASD.

      (d) DESI and DEPI both have good and sufficient right and authority to enter into and complete the transactions contemplated by this Letter of Agreement on the terms and conditions set forth herein.

      4. TERMINATION AND TERMINATION FEE. DESI-BC and DESI-US agree with 529473 to terminate all license and research agreements, subject to the terms and conditions of this Letter of Agreement. 529473 agrees to release DESI-BC, DESI-US and DEPI from its obligations under the license and research agreements. This includes cancellation of the Promissory Note for US$2,500,000 and agreement to cancel payment of any accrued interest amounting to approximately US$284,244.05. In return, DESI-BC, DESI-US and DEPI agree that all research and work done can and will be turned over to 529473.

      5. ITEMS DISCLOSED TO DESI-BC, DESI-US AND DEPI. All conditions have all been met by 529473.

      6. ITEMS DISCLOSED TO 529473. All conditions have all been met by DESI-US, DESI-BC and DEPI and such conditions include, but not limited to, the conditions that:

      (a) Representations, warranties and covenants given by DESI-US, DESI-BC and the DEPI shall be true and correct on and at the Closing;

      (b) DESI-US, DESI-BC and DEPI will execute and deliver all such further documents and instruments and do all such acts and things as may reasonably be required to carry out the full intent and meaning of the Letter of Agreement.


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      7.    CLOSING DATE. The Letter of Agreement is closing on May 5, 2003 (the
            "Closing").


Please sign and return to us the enclosed copy of this Letter of Agreement to indicate your agreement to the terms set forth herein.



Yours  truly,
DURO ENYZME SOLUTIONS INC. (BC)             DURO ENYZME PRODUCTS INC.



/S/ Perry Smith                             /S/ Perry Smith
-------------------------                   -------------------------
Perry Smith, President                      Perry Smith, President

Yours  truly,
DURO  ENYZME  SOLUTIONS  INC.  (US)



/S/ Perry Smith
-------------------------
Perry  Smith,  President




529473 hereby accept the terms set forth herein as of the date of this Letter of Agreement.

Dated  the  5th  day  of  May,  2003.


Per:


/S/  Rene Branconnier
-------------------------------------
Rene Branconnier,  President


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